Consolidated Statements of Comprehensive Income (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Statement [Abstract]
Unrealized holding gains (losses), taxes	$ 6,244	$ 12,261	$ 4,374
Reclassification adjustment for gains included in net income , taxes	700	700	551
Change in fair value of derivative instruments designated as cash flow hedges, taxes	329	231	20
Reclassification adjustment for losses included in net income, taxes	$ 210	$ 27	$ 0